Exhibit 10.23

RELEASE AND ASSUMPTION AGREEMENT

This Release and Assumption Agreement (this “Agreement”) is entered into as of December 22, 2010, by and between Hilliard ALF, LLC, a Delaware limited liability company, and Hilliard ALF TRS, LLC, a Delaware limited liability company (collectively, the “Purchaser”) and Carriage Court Hilliard, LLC, a Delaware limited liability company, and Carriage Court Hilliard Lessee, LLC, a Delaware limited liability company (collectively, the “Seller”).

Recitals.

A.           Seller, the Secretary of Housing and Urban Development (the “Secretary”) and others consummated a final closing on July 30, 2009, relative to a certain 102 room, assisted living community located in the city of Hilliard, Franklin County, Ohio, under the designation of Carriage Court of Hilliard, FHA Project No. 043-22037 (the “Project”) pursuant to the provisions of Section232(f) of the National Housing Act of 1937, as amended, covering certain real property more particularly described in Exhibit A and attached hereto and incorporated by reference herein (the “Property”).

B.           In connection with said final closing, the Seller entered into, executed, and/or approved, without limitation, the following closing documents:

1.           Mortgage Note, dated as of July 1, 2009 (the “Note”), executed in favor of Red Mortgage Capital, LLC, an Ohio limited liability company (fka Red Mortgage Capital, Inc., an Ohio corporation (the “Mortgagee”), in the principal amount of $13,770,000.00.

2.           Mortgage Deed, dated as of July 1, 2009 (the “Mortgage”) executed  in favor of the Mortgagee, and recorded on July 29, 2010, in the Office of the Recorder of Franklin County, Ohio, as Instrument No. 200907290111107, securing the repayment of amounts not to exceed $13,770,000.00.

3.           Regulatory Agreement for Multi-Family Housing Projects (the “Housing Regulatory Agreement”), dated as of July 30, 2009, and recorded July 29, 2009, as Instrument No. 200907290111108 in the Franklin County, Ohio Recorder’s Office.

4.           Regulatory Agreement Nursing Homes (the “Nursing Home Regulatory Agreement”), dated as of July 30, 2009, and recorded July 29, 2009, as Instrument No. 200907290111111 in the Franklin County, Ohio Recorder’s Office.

C.           Seller, the Purchaser and others have entered into that certain Purchase and Sale Agreement, dated as of June 18, 2010, and certain addenda thereto whereunder the  Seller agrees to sell the and Purchaser agrees to purchase the Property, including, without limitation, the Project situated thereon.

D.           The Purchaser has submitted to the Secretary an Application for Transfer of Physical Assets (HUD Form 92266) and documents in support thereof (the “TPA Application”) requesting the Secretary’s approval of the proposed conveyance of the Project to the Purchaser as set forth in the aforesaid Agreement for Sale of Assets.

E.           In connection with the proposed TPA Application the Purchaser has agreed to assume on a non-recourse basis the Note and Mortgage obligations in accordance with the terms of this Agreement.

Agreement.

NOW, THRERFORE, in consideration of the consent of the Secretary to the transfer of the Property to the Purchaser, and the consent of the Mortgagee to the assumption of the Note and Mortgage by the Purchaser, and in order to comply with the requirements of the Secretary, the National Housing Act of 1937, and the regulations adopted pursuant thereto, the parties hereto agree as follows:

1.           Effective as of the date of recordation of the deed conveying title to the Property to the Purchaser (the “Recording Date”): (i) the Purchaser agrees to assume, except as limited and modified herein, and to be bound by said Mortgage, Note, and the Regulatory Agreement, and (ii) the Seller shall be released from any further liability under the Note, Mortgage and Regulatory Agreement, excepting that the Seller shall remain liable under said Regulatory Agreement with respect to the matters hereinafter stated, namely:

(a)	for funds or property of the Project coming into its hands which, by the provisions thereof, it is not entitled to retain; and

(b)	for its own acts and deeds or acts and deeds of others which it has authorized in violation of the provisions thereof.

2.           The purchaser acknowledges that upon default under the Regulatory Agreement as specified therein, the Secretary may declare the Mortgage in default and the whole of the indebtedness secured thereby to be due and payable.  Further, in the event said Mortgage is assigned and reinsured, and upon default under the Regulatory Agreement as specified therein, and upon the request of the Secretary, the Mortgage may be declared to be in default and the whole of the indebtedness secured thereby to be due and payable.

3.           Notwithstanding  anything provided herein, neither the Purchaser nor any of its partners, general or limited, present or future, assume personal liability for payments due under said Note and Mortgage, or for the payments to the reserve for replacements or for matters not under their control, provided that the Purchaser  shall remain liable under said Regulatory Agreement only  with respect to the matters hereinafter stated, namely:

(a)	for funds or property of the Project coming into its hands which, by the provisions thereof, it is not entitled to retain; and

(b)           for its own acts and deeds or acts and deeds of others which it has authorized in violation of the provisions thereof.

4.           The Purchaser agrees to be bound by said Note, Mortgage and Regulatory Agreement subject to the foregoing limitation of personal liability, with respect to all obligations occurring from and after the Recording Date, to the same extent as if it has been an original party to said instruments.

5.            The Purchaser agrees that there shall be full compliance: (a) with the provisions of any laws prohibiting discrimination in housing on the basis of race, sex, color, creed, national origin, familial status or handicap; and (b) with the regulations of the Federal Housing Administration providing for nondiscrimination and equal opportunity in housing.  It is understood and agreed that failure or refusal to comply with any such provisions shall be a proper basis for the Secretary to take any corrective action he may deem necessary, including but not limited to, the rejection of future applications for FHA mortgage insurance and the refusal to enter into future contracts of any kind with which the Purchaser is identified; and further, the Secretary shall not have a similar right of corrective action: (a) with respect to any individuals who are officers, directors, principal stockholders, trustees, managers, partners or associates of the Purchaser; and  (b) with respect to any corporation or any other type of business association or organization with which the officers, directors, principal stockholders, trustees, managers, partners or associates of the Purchaser may be identified.

[Signatures on the Next Page.]

RELEASE AND ASSUMPTION AGREEMENT

Signature Page of Purchaser

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly appointed agents and officers as of the date first above written.

Purchaser:

Hilliard ALF, LLC,		Hilliard ALF TRS, LLC,
a Delaware limited liability company		a Delaware limited liability company

By:	/s/ Terry G. Roussel	By:	/s/ Terry G. Roussel

Print Name:	Terry G. Roussel	Print Name:	Terry G. Roussel
Title:	Authorized Officer	Title:	Authorized Officer

State of __________________        :
                                                          : SS
County of ________________         :
Personally appeared before me this ______________, 2010, _____________________________, the Authorized Officer of Hilliard ALF, LLC, a Delaware limited liability company, for and on behalf of such limited liability company.

_____________________________________
Notary Public

State of __________________        :
                                                         : SS
County of ________________        :
Personally appeared before me this ______________, 2010, _____________________________, the Authorized Officer of Hilliard ALF TRS, LLC, a Delaware limited liability company, for and on behalf of such limited liability company.

_____________________________________
Notary Public

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RELEASE AND ASSUMPTION AGREEMENT

Signature Page of Seller

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly appointed agents and officers as of the date first above written.

Seller:
Carriage Court Hilliard, LLC, a Delaware limited liability company		Carriage Court Hilliard Lessee, LLC, a Delaware limited liability company

By:	Oakshire Properties Fund V, LLC,	By:	Oakshire Properties Fund V, LLC,
	a Delaware limited liability company,		a Delaware limited liability company,
	its Sole Member		its Sole Member

By:	Wilkinson Corporation,	By:	Wilkinson Corporation,
	a Washington corporation,		a Washington corporation,
	its Manager		its Manager

By:	/s/ James T. Wilkinson	By:	/s/ James T. Wilkinson
	James T. Wilkinson		James T. Wilkinson

STATE OF ____________________,
COUNTY OF __________________, SS:
Personally appeared before me this August___, 2010, James T. Wilkinson, the President of Wilkinson Corporation, Inc., a Washington corporation, the Manager of Oakshire Properties Fund V, LLC, a Delaware limited liability company, the Sole Member of Carriage Court Hilliard, LLC, a Delaware limited liability company, on behalf of said limited liability company.

______________________________________
Notary Public

STATE OF ____________________,
COUNTY OF __________________, SS:
Personally appeared before me this August ____, 2010, James T. Wilkinson, the President of Wilkinson Corporation, Inc., a Washington corporation, the Manager of Oakshire Properties Fund V, LLC, a Delaware limited liability company, the Sole Member of Carriage Court Hilliard Lessee, LLC, a Delaware limited liability company, on behalf of said limited liability company.

______________________________________
Notary Public
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RELEASE AND ASSUMPTION AGREEMENT

Signature Page of Mortgagee’s Consent

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly appointed agents and officers as of the date first above written.

December 20, 2010

Red Mortgage Capital, LLC, a Delaware limited liability company, hereby consents to the foregoing Release and Assumption, by and between Hilliard ALF, LLC, a Delaware limited liability company, and Hilliard ALF TRS, LLC, a Delaware limited liability company (collectively, the “Purchaser”) and Carriage Court Hilliard, LLC, a Delaware limited liability company, and Carriage Court Hilliard Lessee, LLC, a Delaware limited liability company (collectively, the “Seller”).

Mortgagee:

Red Mortgage Capital, LLC,
a Delaware limited liability company
(fka Red Mortgage Capital, Inc., an Ohio corporation)

By:	/s/ Jeffrey N. Leeth

Print Name:	Jeffrey N. Leeth

Title:	Vice President

STATE OF OHIO,
COUNTY OF FRANKLIN, SS:

The foregoing instrument was acknowledged before me, a Notary Public, in and for said county and state, this ______________, 2010, by ______________________________________________________, the ___________________________________________, of Red Mortgage Capital, LLC, a Delaware limited liability company (fka Red Mortgage Capital, Inc., an Ohio corporation), on behalf of said limited liability company.

______________________________________
Notary Public

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RELEASE AND ASSUMPTION AGREEMENT

Secretary’s Endorsement

December 20, 2010

The Secretary of Housing and Urban Development hereby consents to the foregoing Release and Assumption, by and between Hilliard ALF, LLC, a Delaware limited liability company, and Hilliard ALF TRS, LLC, a Delaware limited liability company (collectively, the “Purchaser”) and Carriage Court Hilliard, LLC, a Delaware limited liability company, and Carriage Court Hilliard Lessee, LLC, a Delaware limited liability company (collectively, the “Seller”).

Secretary:

SECRETARY OF HOUSING AND URBAN DEVELOPMENT

By:	John Hartung

Its:	Acting Director, Asset Management & Lender Relations

STATE OF OHIO                                 )
     )           SS
COUNTY OF _____________             )

The foregoing instrument was acknowledged before me, a Notary Public, in and for said county and state, this ______________, 2010, by __________________________________________________, an authorized agent of the Federal Housing Commissioner, pursuant to authority conferred upon him/her by 24 CFR 207 and acknowledged that he/she signed and delivered the foregoing agreement as the free and voluntary act of the Secretary of Housing and Urban Development acting by and through the Federal Housing Commissioner for the uses and purposes therein set forth.

_____________________________
Notary Public

[End of Signatures.]

RELEASE AND ASSUMPTION AGREEMENT

Exhibit A

Legal Description of the Property

Located in Virginia Military Survey No. 3013, City of Hilliard, Franklin County, State of Ohio, being 2.053 acres out of a 9.257 acre parcel described as Tract VI-B, and 2.458 acres out of an 83.033 acre parcel described as parcel 12, Tract I, both as conveyed to Zaring-Campbell Company, Ltd., by deed recorded in Official Record 11023 I 03 of the deed records of said Franklin County, and being more fully described as follows:

Beginning for reference at a railroad spike (found) in the centerline of Main Street and at the northeast corner of land conveyed to Jepe, Inc. as Parcel Two by deed recorded in Official Record 16533 D 13 of the deed records of said Franklin County, said point also being the southeast corner of dedicated Main Street as delineated on the recorded plat of Heritage Club Drive and Main Street Dedication and Easements, as recorded in Plat Book 80, Page 51 of the plat records of said Franklin County;

Thence along the north line of said Jepe, Inc., Parcel Two, and the south line of said dedicated Main Street South 89° 27’ 03” West for 290.40 feet, passing an iron pin (set) in the west right-of-way line of said Main Street at 50.00 feet, to an iron pin (set) at the True Point of Beginning of land herein described;

Thence along the west line of said Jepe, Inc., Parcel Two and land conveyed to Jepe, Inc. as Parcel One by deed recorded in Official Record 16533 D 13 of the deed records of said Franklin County South 00° 03’ 57” East for 199.96 feet to an iron pin (found) in the north right-of-way line of Constitution Boulevard, recorded in Plat Book 31, page 35 of the plat records of said Franklin County, said point also being the southeast corner of said Tract VI-B and the southwest corner of said Jepe, Inc., Parcel One;

Thence along the north right-of-way line of said Constitution Boulevard South 89° 28’ 01” West for 421.23 feet, passing an iron pin (found) in the west line of said Tract VI-B and the east line of said Parcel 12, Tract I at 229.66 feet, to an iron pin (found) at the northwest corner of the right-of-way of said Constitution Boulevard;

Thence, on a new line, along the westerly extension of the north right-of-way line of said Constitution Boulevard, South 89° 28’ 01” West for 65.59 feet to an iron pin (set) in the east right-of-way line of Heritage Club Drive as recorded in Plat Book 80, page 51 of the plat records of said Franklin County;

Thence along the east and south right-of-way line of said Heritage Club Drive for the following three courses:

along a curve to the left, said curve having a radius of 1,530.00 feet, an internal angle of 5° 48’ 26”, (long chord bearing North 09° 36’ 52” West for 155.01 feet) for 155.07 feet on the arc to an iron pin (set);

thence along a curve to the right, said curve having a radius of 220.00 feet, an internal angle of 115° 10’ 34” (long chord bearing North 45° 04’ 12” East for 371.46 feet) for 442.24 feet on the arc to an iron pin (set);

thence on a curve to the left, said curve having a radius of 1,530.00 feet, an internal angle of 09° 26’ 10” (long chord bearing South 82° 03’ 36” East for 251.69 feet) for 251.97 feet on the arc to an iron pin (set) at the northwest corner of land conveyed to S. Abraham & Sons, Inc. by deed recorded in Official Record 30895 D 15 of the deed records of said Franklin County;

Thence leaving the south right-of-way line of said Heritage Club Drive, and along the west line of said S. Abraham & Sons, Inc. land South 00° 03’ 57” East for 175.91 feet to the True Point of Beginning.

Containing 4.511 acres, more or less.

Basis of Bearings: right-of-way line of Heritage Club Drive, as recorded in Plat Book 80, Page 51 of the Plat Records of Franklin County, Ohio.